UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 20, 2010

Famous Uncle Al’s Hot Dogs & Grille, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-132948	20-2791397
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

60 East Rio Salado Parkway
Suite 900
Tempe, AZ 85281
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(408) 366-5818
 (ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 20, 2010 (the “Closing Date”), Famous Uncle Al’s Hot Dogs & Grille, Inc. (hereinafter referred to as the “Company”, “we,” “us” or “our”)  closed (the “Closing”) on a private placement offering (“Placement”), by raising proceeds of $1,200,000, through the sale of 452,830 shares of the Company’s common stock at a price of $2.65 per share (the “Stock Price”) and a number of four-month warrants (the “Warrants”) exercisable into a number of shares of common stock equal to 150% of the number of common shares underlying the Placement at an exercise price of $2.75 per share to two accredited investors (the “Investors”).

The number of common shares to be received upon the exercise or conversion of the Warrants are subject to adjustment upon the occurrence of certain events, such as stock splits, stock dividends, our recapitalization or the issuance of shares at a lower price per share than the Exercise Price.

The foregoing description of the transaction agreements contemplated in the Offering is qualified in its entirety by reference to the complete text of the exhibits attached hereto.  Copies of the Form of Subscription Agreement and Form of Warrant are attached hereto as Exhibits 10.1 and 10.2.

Item 3.02 Unregistered Sales of Equity Securities

The information pertaining to the sale of the Common Stock and Warrants in Item 1.01 is incorporated herein by reference in its entirety.

In connection with the Closing, we issued to the Investors 452,830 common shares and Warrants to purchase an aggregate of 679,245 common shares, at an exercise price of $2.75 per share.

Such securities were not registered under the Securities Act. The issuance of these securities was exempt from registration under the safe harbor provided by Section 4(2) of the Securities Act. We made this determination based on the representations of Investors, which included, in pertinent part, that such shareholders were either (a) “accredited investors” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, or (b) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S under the Act, and upon such further representations from the Investors that (a) the Investor is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (b) the Investor agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (c) the Investor has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (d) the Investor had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (e) the Investor has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising involved in the sale securities.

Item 9.01Financial Statement and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Form of Subscription Agreement.

10.2	Form of Warrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NXT Nutritionals Holdings, Inc.
Date: October 25, 2010	By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer